INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 2-82773, 33-31949, 333-63131 and 333-67115 on Form S-8 of our report dated May
22, 2001, appearing in this Annual Report on Form 10-K for Quality Systems, Inc. for the year ended March 31, 2001.


DELOITTE & TOUCHE LLP
Costa Mesa, California
June 26, 2001